UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2006
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                                  SIMCLAR, INC.
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             (Exact name of registrant as specified in its charter)

          Florida                    0-14659                     59-1709103
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

2230 West 77th Street, Hialeah, Florida                                 33016
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (305) 556-9210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 24, 2006, the Board of Directors of Simclar, Inc. ("the Company") approved an increase in base salary for Samuel J. Russell, the Company's chairman and chief executive officer. The Board of Directors approved an increase in Mr. Russell's yearly base salary from $60,000 to $120,000, effective March 1, 2006.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Simclar, Inc.


Date: March 27, 2006                            By: /s/ Barry J. Pardon
                                                    ----------------------------
                                                    Barry J. Pardon, President


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